BLACKROCK FUNDS
SUPPLEMENT DATED JUNE 7, 2007
TO THE EQUITY PROSPECTUSES
DATED JANUARY 31, 2007

Health Sciences Opportunities Portfolio

Effective July 2, 2007, the fund will be closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.